N C R C O R P O R A T I O N December 9 , 2021 Welcome N C R C O R P O R A T I O N Notes to Investors FORWARD-LOOKING STATEMENTS. Comments made during this presentation and in these materials contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “goal”, “intend,” “plan,” “believe,” “will,” “target”, “thesis”, “should,” “would,” “potential,” “proposed,” “objective,” “strive”, “could,” “may,” “priorities,” “potential,” “upside,” “drivers,” “ought,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, NCR’s expected areas of focus and strategy to drive growth and create long-term stockholder value, including targets for 2026; statements regarding NCR’s anticipated change in reporting segments effective as of January 1, 2022, and revenue and adjusted EBITDA performance of such segments, including preliminary estimated results for 2021 and expected performance into 2026; expectations regarding return on investment and compound annual growth rate (CAGR); expectations regarding the impact of continued execution and transformation on Company performance and rerate of the Company’s valuation; expectations regarding changing NCR’s culture; NCR’s preparations and priorities relating to ESG commitments; expectations regarding solution set design and its impact on NCR; statements regarding anticipated or potential product offerings including, but not limited to, offers relating to cryptocurrency and Payments offers such as NCR Pay360 and various Allpoint product expansions; statements and expectations regarding the proposed transaction between NCR and LibertyX, the closing of the proposed transaction and its impact on NCR; expectations regarding outsourced manufacturing and benefits of simplified hardware; statements regarding the financial outlook and financial goals of the Company and its segments into 2026; statements regarding growth drivers and potential investments; statements regarding cash generation goals and redeployment priorities, and capital allocation strategy through 2026; and statements regarding the Company’s debt and preferred stock maturity status, and liquidity position and refinancing activity. Forward- looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1A “Risk Factors” of NCR’s Annual Report on Form 10-K filed with the U. S. Securities and Exchange Commission (SEC) on February 26, 2021, and those factors detailed from time to time in NCR’s other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. These materials are dated December 9, 2021, and NCR does not undertake any obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. 2 N C R C O R P O R A T I O N Notes to Investors ESTIMATED SEGMENTS. The Company currently manages and reports its business on an industry basis in four reportable segments. Effective as of January 1, 2022, the Company plans to manage its business in a manner that is expected to result in the Company having five reportable segments as identified in these materials--Retail, Hospitality, Digital Banking, Self Service Banking, and Payments & Network. There are certain revenue transactions that will be reported in multiple reportable segments and eliminated to reconcile to total NCR. In addition, all costs associated with corporate overhead and other immaterial operating segments will be reported as Corporate/Other. This presentation and these materials illustrate the Company’s business and preliminary estimated results for 2021 (and all years presented) on the basis of those anticipated five segments, which also includes the results of Cardtronics prior to the Company’s acquisition of Cardtronics plc on June 21, 2021, and excludes certain intercompany revenue and cost between NCR and Cardtronics. This does not represent a complete pro forma presentation pursuant to applicable SEC rules and regulations. NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this presentation and in these materials will include or make reference to certain “non-GAAP” measures, including selected measures such as non-GAAP diluted earnings per share, free cash flow, and adjusted EBITDA margin. These measures are included to provide additional useful information regarding NCR’s financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying “Supplementary Materials” unless noted therein and are available on the Investor Relations page of NCR’s website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR’s SEC reports. These presentation materials and the associated remarks made during this presentation are integrally related and are intended to be presented and understood together. 3 N C R C O R P O R A T I O N Vis ion & Strategy Mike Hayford, CEO

NCR CORPORATION


2018 Investor Day Strategy
TODAY:
Stabilize Growth
BUILD THE TEAM
SIMPLIFY TO DRIVE EXECUTION
STARTS WITH THE CUSTOMER
NEAR-TERM:
Drive 1-3% Growth
SHIFT THE MIX
STRATEGIC GROWTH PLATFORMS
COMPLEMENTARY ACQUISITIONS/ PARTNERSHIPS
FUTURE
Drive 3-5% Growth
EXECUTE ON STRATEGIC GROWTH PLATFORMS
NCR
10

2018-2021: We delivered

INVESTOR DAY 2021 5

NCR CORPORATION

Focus on Customers Resulted in Happier Customers


14
18
36
48
2018
2019
2020
2021
Net Promoter Score (NPS)

INVESTOR DAY 2021 6

NCR CORPORATION

Moved to a software-led company

Shifted to recurring revenue

Improved margin

GOAL		Q3 2021	2018
80%	**Software and services revenue**	**76%**	68%
60%	**Recurring revenue***	**62%**	46%
20%	**Adjusted EBITDA***	**18.5%**	14.9%

* See definition in Supplementary Materials.

INVESTOR DAY 2021 7

NCR CORPORATION

Deliver shareholder value

Accelerate recurring revenue

Drive free cash flow

NEW GOALS	2026 Target
Annual non-GAAP EPS* growth	**15%**
Recurring revenue*	**80%**
Free Cash Flow*	**$1B by 2026**

* See definition in Supplementary Materials.

INVESTOR DAY 2021 8

NCR CORPORATION

Investment Thesis

- **Continued execution to drive solid return (15% non-GAAP EPS* growth goal)**
- **Continued transformation to drive rerate of valuation**

EXECUTION	TRANSFORMATION
Topline revenue growth	Transform undervalued assets
Software, services & recurring revenue* growth	Segmentation to better value to market comps
GOAL: 15% non-GAAP EPS* growth	Leverage software platform to increase TAM*
GOAL: $1B in annual FCF* by 2026	Rerate to SaaS multiple

** See definition in Supplementary Materials.*

INVESTOR DAY 2021 9

NCR CORPORATION

NCR Commerce Platform


SOLUTIONS
STORE OPERATIONS
NCR Emerald™ Point of Sale Software
Software Defined Store
Digital Connected Services
CONSUMER ENGAGEMENT
Loyalty & Promotions
Self-Checkout & Frictionless
Consumer & Transaction Management
Freshop™ Online Ordering & Delivery
BACK OFFICE & DATA
Back Office
Inventory
Data Analytics
Cash Management
PAYMENTS
Payment Processing
Connected Payments
Financial Services (Crypto)
3rd PARTY API INTEGRATION
Partner Marketplace
API Toolkits
Order Services
Menu Services
Transaction Data
Consumer Data
Payment Gateway
Payment Processing
API
API
NCR COMMERCE PLATFORM
Selling
Tax Service
Catalog
Promotion Execution
Digital Receipt
Digital Coupons
Labor Mgmnt.
Crypto Services
Cash Mgmt.
IoT
Kubernetes
Blockchain
END POINTS
Point of Sale
Self-Checkout
Mobile (Order, Picking)
NORTHGATE MARKET
Wendy's

INVESTOR DAY 2021 10

NCR CORPORATION

INVESTOR DAY 2021

Executing Our Strategy

Mike Hayford

NCR CORPORATION CONFIDENTIAL // FOR INTERNAL USE ONLY

Changing NCR



- Customer first culture: dramatically improved customer satisfaction
- Change the product mix
- Our products work
- Competing and winning in our markets
- Have changed culture/engaged with our employees
- Innovate new products
- Delivered on our promises
- Financial performance - hit our numbers 12 out of 13 quarters
- Culture of accountability and execution

INVESTOR DAY 2021 12

NCR CORPORATION

ESG Priorities

ENVIRONMENTAL	SOCIAL	GOVERNANCE
Developing science-based plans and targets in preparation for a commitment to Net Zero by no later than 2050	Pledge 1% of adj. net income to community philanthropy	Robust ESG oversight from Board, committees and executive team
Measure and report scope 1 and 2 emissions baseline in 2022	Advance NCR's Diversity, Equity and Inclusion programs, including suppliers	World class data privacy & security programs
Transition service technicians to electric vehicles by 2030	Embed financial inclusion into strategy	Leading business ethics and compliance approach

NCR strives to be an ESG leader among peer technology companies

INVESTOR DAY 2021 13

NCR CORPORATION

INVESTOR DAY 2021

at a **glance**

Opening Remarks & Agenda	Michael Nelson, VP Investor Relations & Treasurer
Vision & Strategy	Mike Hayford, CEO
Software	Tim Vanderham, CTO
Retail	David Wilkinson, President and GM Retail
Hospitality	Dirk Izzo, President & GM Hospitality
Digital Banking	Erica Pilon, Executive Director Digital Banking
Self-Service Banking	Frank Hauck, President & GM Global Banking Shawn Phillips, VP Business Operations Banking
Payments & Network	Don Layden, President and GM Payments
Functional Execution Roundtable	Owen Sullivan, President & COO Adrian Button, EVP Product & Service Operations Tim Vanderham, CTO Ismail Amla, EVP Professional Services Kate Mandrell, EVP Commercial Strategy & Ops
Cardtronics Integration Update	Don Layden, President and GM Payments
Financial Outlook	Tim Oliver, CFO
Q&A	Mike Hayford, Owen Sullivan, Tim Oliver, Don Layden, Patrice Graves

INVESTOR DAY 2021 14

NCR CORPORATION

Business Segments+: Highlighting High Value Assets


60%
ADJ. EBITDA* MARGIN
0%
0%
2021E-2026 REVENUE+ GROWTH CAGR TARGET
20%
Self-Service Banking
Retail
Hospitality
Digital Banking
Payments & Network

*See definition in Supplementary Materials.
+See "Notes to Investors" for a description of Estimated Segments.

INVESTOR DAY 2021 15

NCR CORPORATION

INVESTOR DAY 2021

NCR Retail

David Wilkinson

NCR CORPORATION

Retail

~$2.2B Revenue⁺



SMB
5%
Convenience & Fuel
9%
17%
Department & Specialty
69%
Grocery & Big Box
2021E Total Revenue⁺

Enterprise POS Solutions	Self-Checkout
$1.2B Business	$1B Business

⁺See "Notes to Investors" for a description of Estimated Segments

INVESTOR DAY 2021 17

NCR CORPORATION

Retail Strategy

Next-gen retail technology platform – NCR Emerald™

Retail Growth

1. Convert existing lanes to platform lanes and increase share of wallet through cross-sell and up-sell
2. Win the upgrade cycle with next-gen, cloud-based bundled POS software offerings
3. Maintain self-checkout leadership and grow with the market

INVESTOR DAY 2021 18

NCR CORPORATION

NCR Commerce Platform



SOLUTIONS
STORE OPERATIONS
NCR Emerald Point of Sale Software
Software Defined Store
Digital Connected Services
CONSUMER ENGAGEMENT
Loyalty & Promotions
Self-Checkout & Frictionless
Consumer & Transaction Management
Freshop™ Online Ordering & Delivery
BACK OFFICE & DATA
Back Office
Inventory
Data Analytics
Cash Management
PAYMENTS
Payment Processing
Connected Payments
Financial Services (Crypto)
3rd PARTY API INTEGRATION
Partner Marketplace
API Toolkits
NCR COMMERCE PLATFORM
Customer ERP SYSTEMS
END POINTS
Point of Sale
Self-Checkout
Kiosk
SmartSafe
Mobile (Order, Picking)
Fuel

INVESTOR DAY 2021 19

NCR CORPORATION

NCR Commerce Platform



SOLUTIONS
STORE OPERATIONS
NCR Emerald Point of Sale Software
Software Defined Store
Digital Connected Services
CONSUMER ENGAGEMENT
Loyalty & Promotions
Self-Checkout & Frictionless
Consumer & Transaction Management
Freshop Online Ordering & Delivery
BACK OFFICE & DATA
Back Office
Inventory
Data Analytics
Cash Management
PAYMENTS
Payment Processing
Connected Payments
Financial Services
3rd PARTY API INTEGRATION
Partner Marketplace
API Toolkits
NCR COMMERCE PLATFORM
NORTHGATE MARKET
END POINTS
Point of Sale
Self-Checkout
Kiosk
SmartSafe
Mobile (Order, Picking)
Fuel

INVESTOR DAY 2021 20

NCR CORPORATION

Retail KPIs

$2.25B TOTAL REV+... ~29% OF NCR REV+... ~20% ADJ. EBITDA* MARGIN... ~45% RECURRING REV*... ~63% SW & SVCS REV...



Platform Lanes+
25% of installed base
3,037
4,249
17,000
2019 2020 2021E
2026 GOAL

- Subscription-based lane connected to NCR Commerce Platform
- Conversion to platform lanes grows ARPU* by 1.5X immediately scaling to 4X
- Cross-sell, up-sell opportunity upside to 8X



Self-Checkout Revenue ($M)+
~$1.3B BY 2026
$920
$894
$1,000
2019 2020 2021E
2026 GOAL

- Currently 50/50 split of hardware vs software and services
- Growing faster than served market...mid-single digit revenue growth
- SCO as a Service success will impact reported growth rate



ARR ($M)+
~$1.8B BY 2026
$887
$991
$1,042
2019 2020 2021E
2026 GOAL

- Value of then-current quarter recurring revenue* annualized
- Growing faster than overall revenue driven by platform lane conversion
- Currently 40% software maintenance and professional services, 60% hardware maintenance...flips ratio by 2026

*See definition in Supplementary Materials.
+See "Notes to Investors" for a description of Estimated Segments.

INVESTOR DAY 2021 21

NCR CORPORATION

INVESTOR DAY 2021

NCR Hospitality

Dirk Izzo

NCR CORPORATION

Hospitality
~$0.8B Revenue+



21%
Small & Medium Restaurant
79%
Enterprise Restaurant

2021E Total Revenue+

Enterprise Restaurant
>50 Sites

SMB Restaurant
<50 Sites

+See "Notes to Investors" for a description of Estimated Segments

INVESTOR DAY 2021 23

NCR CORPORATION

Hospitality SMB Strategy

Hospitality Growth SMB

1. Bundle complete solution to run the restaurant – Aloha Essentials
2. Shift distribution model to primarily direct
3. Invest in a full cloud solution anchored by the NCR Commerce Platform
4. Leading with integrated payment processing

INVESTOR DAY 2021 24

N C R C O R P O R A T I O N Hospitality Enterprise Strategy 25 Provide NCR Commerce Platform for restaurants/open APIs Leverage NCR global scale for service and support NCR Restaurant as a Service offering Retain base, migrate to NCR Commerce Platform and grow ARPU Hospitality Growth Enterprise 1. 2. 3. 4. N C R C O R P O R A T I O N 26 NCR Commerce Platform Aloha™ Point of Sale Software Aloha OrderPay Aloha Kitchen Digital Connected Services RESTAURANT OPERATIONS BACK OFFICE & DATA NCR Backoffice Advanced Analytics Pulse Real Time Restaurant Guard SOLUTIONS Customer ERP SYSTEMS PAYMENTS Payment Processing Connected Payments 3rd PARTY API INTEGRATION Partner Marketplace API Toolkits Order Aggregators Delivery Consumer Loyalty Order & Pay at Table Digital Ordering & Engagement Consumer Marketing CONSUMER ENGAGEMENT END POINTS Kiosk Server Handhelds Point of Sale Digital Signs Drive-Thru N C R C O R P O R A T I O N 27 NCR Commerce Platform Aloha Point of Sale Software Aloha OrderPay Aloha Kitchen Digital Connected Services RESTAURANT OPERATIONS BACK OFFICE & DATA NCR Backoffice Advanced Analytics Pulse Real Time Restaurant Guard SOLUTIONS PAYMENTS Payment Processing Connected Payments 3rd PARTY API INTEGRATION Partner Marketplace API Toolkits Order Aggregators Delivery Consumer Loyalty Order & Pay at Table Digital Ordering & Engagement Consumer Marketing CONSUMER ENGAGEMENT END POINTS Kiosk Server Handhelds Point of Sale Digital Signs Drive-Thru N C R C O R P O R A T I O N 0 1 3 2019 2020 2021 2022 2023 2024 2025 2026 Payments Sites+(K) $439 $417 $475 2019 2020 2021 2022 2023 2024 2025 2026 ARR+ ($M) 28 Hospitality KPIs  Locations fully integrated with NCR Commerce Platform and sold as subscription  SMB represents 75% of new sites in plan  Conversion to platform site increases ARPU* to 1.5-3X  Goal to convert more than half of our 100,000 sites to platform sites by 2026  All new platform sites will offer payments  Currently new SMB sites have 85% attach rate for payments  Goal to have 90% SMB installed base with attached payments  Attached payments increases ARPU* by another 1X net  Value of then-current quarter recurring revenue* annualized  Would represent 70% of total hospitality annual revenue in 2026 2x Overall Growth Rate 7 7 10 8 8 10 2019 2020 2021E 2026 GOAL Platform Sites+ (K) ENT Total ~65K Sites ~40K Sites GOAL GOAL Small & Medium Business Enterprise E* E* $0.85B Total Rev+… ~11% of NCR Rev+… ~21% ADJ. EBITDA* Margin… ~53% Recurring Rev*… ~66% SW & SVCS Rev… *See definition in Supplementary Materials. +See “Notes to Investors” for a description of Estimated Segments

NCR CORPORATION

INVESTOR DAY 2021

NCR Digital Banking

Erica Pilon

NCR CORPORATION

Digital Banking

~$0.5B Revenue*

75+ NPS Score	**~26M** Users	**96%+** Customer Retention	**9%** Revenue Growth Q3 21 Y0Y%	**12B+** Customer Logins 2021

ZIONS BANK · FIRST HORIZON · FIRST NATIONAL BANK TEXAS · OLD NATIONAL · Allegacy · Affinity Federal Credit Union · Provident BANK · TruMark Financial Credit Union · Fulton Bank · SAFE Federal Credit Union · SYNOVUS · Associated Bank · WINTRUST

*See "Notes to Investors" for a description of Estimated Segments.

INVESTOR DAY 2021 30

NCR CORPORATION

Digital Banking Strategy

Digital Banking Growth

1. Retain existing customers
2. Up-sell new products to existing install base
3. Convert accounts to active
4. Add new products, expand markets

INVESTOR DAY 2021 31

NCR CORPORATION

NCR Channel Services Platform

SOLUTIONS

CUSTOMER ENGAGEMENT
- Account Opening & Omni-Channel Sales
- Bill Payment
- Business Banking
- Zelle & P2P Payment
- Mobile Check Image Deposit
- Statements and Forms

BANK OPERATIONS
- Channel Software
- Security & Fraud
- ACH, Wires, Payments
- Bank Marketing
- Teller
- API Integrations & Fintech
- Financial Services (Crypto)
- ATM S/W

BACK OFFICE & DATA
- Data Analytics
- Banker Sales & Servicing
- Customer Profile
- Virtual Assistant


NCR CHANNEL SERVICES PLATFORM

BANK CORE, CARD, LOAN and CRM SYSTEMS

CUSTOMER TOUCH POINTS
- Mobile / Online
- ATM / ITM Kiosk
- Branch

INVESTOR DAY 2021 32

NCR CORPORATION

NCR Channel Services Platform


SOLUTIONS
CUSTOMER ENGAGEMENT
Account Opening & Omni-Channel Sales
Bill Payment
Business Banking
Zelle & P2P Payment
Mobile Check Image Deposit
Statements and Forms
BANK OPERATIONS
Channel Software
Security & Fraud
ACH, Wires, Payments
Bank Marketing
Teller
API Integrations & Fintech
Financial Services (Crypto)
ATM S/W
BACK OFFICE & DATA
Data Analytics
Banker Sales & Servicing
Customer Profile
Virtual Assistant
NCR CHANNEL SERVICES PLATFORM
Associated Bank
CUSTOMER TOUCH POINTS
Mobile / Online
ATM / ITM Kiosk
Branch

INVESTOR DAY 2021 33

NCR CORPORATION

Digital Banking KPIs

$0.5B TOTAL REV⁺... ~7% OF NCR REV⁺... ~35% ADJ. EBITDA* MARGIN... ~98% RECURRING REV*... ~100% SW & SVCS REV...


Users⁺ (M)
~50M Registered Users
21.8
24.5
25.5
15.6
17.5
18.5
Active Users
Registered Users
2019
2020
2021E*
2026 GOAL

- Registered vs active users* gap represents opportunity...paid on active users
- Active users defined by some use over the previous 90 days
- Correlation to revenue impacted by product mix and timing


ARR⁺ ($M)
~$1B BY 2026
$417
$416
$465
2019
2020
2021E
2026 GOAL

- Value of then-current quarter recurring revenue* annualized
- ARR growth outpaces user growth due to modest ARPU*
- expansion
- Represents more than 90% of revenue

*See definition in Supplementary Materials.
⁺See "Notes to Investors" for a description of Estimated Segments

INVESTOR DAY 2021 34

NCR CORPORATION

INVESTOR DAY 2021

NCR Self-Service Banking

Frank Hauck
Shawn Phillips

NCR CORPORATION

Self-Service Banking

~$2.6B Revenue⁺


32%
ATM Hardware
68%
Software & Services

2021E Total Revenue⁺

Transform our traditional ATM business into recurring ATMaaS

AIB · ANZ · BANK OF AMERICA · ATB · CIBC · LIBERTY BANK · Crédit Mutuel ARKEA · HSBC · KBank · LLOYDS BANK · Raiffeisen BANK · CRÉDIT AGRICOLE · NATIONAL BANK OF EGYPT · PNC BANK · WELLS FARGO · Santander

⁺See "Notes to Investors" for a description of Estimated Segments

INVESTOR DAY 2021 36

NCR CORPORATION

ATM as a Service Strategy

Continuing shift to recurring revenue*

ATMaaS full- service outsourcing increases TAM* 2-3X

~60-70% of stack:
- Back Office
- Operations
- SW Management
- Transaction Processing
- Security and Compliance
- Cash and CIT Management

Full Service Offers

~30-40% of stack:
- Break/Fix
- ATM Software
- ATM Hardware

Component Offers

*See definition in Supplementary Materials.

INVESTOR DAY 2021 37

NCR CORPORATION

Self-Service Banking KPIs

$2.65B TOTAL REV+... ~34% OF NCR REV+... ~23% ADJ. EBITDA* MARGIN... ~52% RECURRING REV*... ~68% SW & SVCS REV...


Software & Services Revenue Mix
85% by 2026
58%
66%
68%
2019
2020
2021E
2026 GOAL

- Expect high single-digit growth as hardware is displaced by services
- Hardware represents less than 20% of segment revenue in 2026


ATMaaS Units+
120K by 2026
209
628
3,853
2019
2020
2021E
2026 GOAL

- Number of ATMs traditionally managed by financial institutions customers that are now run aaS by NCR
- Full software stack, turn-key service agreement
- Agnostic to the OEM
- Revenue opportunity increases up to 3X for each aaS unit


ARR+ ($B)
$2.3B by 2026
$1.3
$1.4
$1.4
2019
2020
2021E
2026 GOAL

- Value of then-current quarter recurring revenue* annualized
- Growth to be driven by ATMaaS success
- Should represent 76% of total self-service banking annual revenue in 2026

*See definition in Supplementary Materials.
+See "Notes to Investors" for a description of Estimated Segments.

INVESTOR DAY 2021 38

NCR CORPORATION

INVESTOR DAY 2021

NCR Payments & Network

Don Layden

NCR CORPORATION

Payments & Network

~$1.2B Revenue+


36% Surcharge Fees*
26% Interchange Fees*
13% Program & Branding Fees*
11% Allpoint Network Fees*
8% Network Processing Fees*
6% Merchant Acquiring*

2021E Total Revenue+

Merchant acquiring services to complete the payment at a point-of-sale

Allpoint™ Proprietary network of 55,000 endpoints we use to deliver payment transactions

*See definition in Supplementary Materials.
+See "Notes to Investors" for a description of Estimated Segments

INVESTOR DAY 2021 40

NCR CORPORATION

Allpoint Network



Allpoint	Products	Users
55,000 sites	NCR pay360	60 Million cardholders & other consumers

INVESTOR DAY 2021 41

NCR CORPORATION

NCR Pay 360 – Beyond Cash

NCR pay360
The 360° payments platform

- Digital Wallet Loads
- Bill Payments
- Check deposit
- Cash Deposit
- Money Transfer
- P2P
- Crypto Currency
- Rebates/Rewards
- Emergency Cash
- Sports Betting

Certain products are subject to legal and regulatory approval prior to launch

INVESTOR DAY 2021 42

NCR CORPORATION

Payments & Network KPIs

$1.15B TOTAL REV+... ~15% OF NCR REV+... ~34% ADJ. EBITDA* MARGIN... ~100% RECURRING REV*... ~100% SW & SVCS REV...


Endpoints (K)
200K by 2026
107
100
104
2019
2020
2021E
2026 GOAL

- Access to the Allpoint Network as well as merchant acquiring terminals
- Allpoint geographic expansion and POS placements


Transactions+ (B)
8B by 2026
2.5
2.0
2.2
2019
2020
2021E
2026 GOAL

- Payments processed across the Allpoint and merchant acquiring networks
- More terminals for merchant acquiring and global expansion of Allpoint
- More types of transactions


ARR+ ($B)
$1.9B by 2026
$1.3
$1.1
$1.2
2019
2020
2021E
2026 GOAL

- Value of then-current quarter recurring revenue* annualized
- All transaction-driven volume to be recurring
- Will represent 100% of total payments & network annual revenue in 2026

*See definition in Supplementary Materials.
+See "Notes to Investors" for a description of Estimated Segments

INVESTOR DAY 2021 43

NCR CORPORATION

INVESTOR DAY 2021

Functional Roundtable

Owen Sullivan

NCR CORPORATION

Evolution to Outsourced Manufacturing

Benefits of a Simplified Hardware

67% footprint reduction	**90% of product outsourced**	**85% standardized products**
72% improved product lead times	**15% reduction in product cost**	**25% supplier simplification**

2018 → Custom products with vertically-integrated supply chain → 40% product rationalization → Standard products & outsourced variable manufacturing → **Present***

Subject to closing of pending transaction

INVESTOR DAY 2021 45

NCR CORPORATION

Focus on What We Do Best: User Experience

- End-to-end intuitive design, simple to use products
- 500 design engineers focused on innovation
- 1300+ active industry-leading patents



CEILING SCANNER
SIDE PAYMENT STATION

INVESTOR DAY 2021 46

NCR CORPORATION

NCR Commerce Platform

SOLUTIONS

STORE OPERATIONS	CONSUMER ENGAGEMENT	BACK OFFICE & DATA	PAYMENTS	3rd PARTY API INTEGRATION
NCR Emerald™ Point of Sale Software	Loyalty & Promotions	Back Office	Payment Processing	Partner Marketplace
Software Defined Store	Self-Checkout & Frictionless	Inventory	Connected Payments	API Toolkits
Digital Connected Services	Consumer & Transaction Management	Data Analytics	Financial Services (Crypto)	
	Freshop™ Online Ordering & Delivery	Cash Management		



Order Services
Menu Services
Transaction Data
Consumer Data
Payment Gateway
Payment Processing
API
API
NCR COMMERCE PLATFORM
Selling
Tax Service
Catalog
Promotion Execution
Digital Receipt
Digital Coupons
Labor Mgmnt.
Crypto Services
Cash Mgmt.
IoT
Kubernetes
Blockchain
END POINTS
Point of Sale
Self-Checkout
Mobile (Order, Picking)
NORTHGATE MARKET
Wendy's

INVESTOR DAY 2021 47

NCR CORPORATION

INVESTOR DAY 2021

Cardtronics Integration Update

Don Layden

NCR CORPORATION

Cardtronics Integration Update

	On Track
Organizational Alignment	✓
Cash Flow Generation	✓
Cost and Revenue Synergies	✓
Adjusted EPS* Accretion	✓
Accelerate 80/60/20 Strategy	✓

*See definition in Supplementary Materials.

INVESTOR DAY 2021 49

NCR CORPORATION

INVESTOR DAY 2021

Financial Outlook

Tim Oliver

NCR CORPORATION

NCR Revenue Growth Composition

REVENUE BY SOURCE


$10.3-11.8B
Upside
~$7.7B
Hardware
Software & Services
Payments
LibertyX**
+ 2-3 ppts
Base GAGR 6%
2021E
2026 GOAL

REVENUE+ BY SEGMENT


~$7.7B
Retail
+7-8%
CAGR
Hospitality
+6-7%
CAGR
Digital Banking
+13-14%
CAGR
Self-Service Banking
+3-4%
CAGR
Payments & Network
+12-14%
CAGR
Corporate & Elim
+ 2-3 ppts
Base CAGR 6%
2021E
2026 GOAL

+See "Notes to Investors" for a description of Estimated Segments

**NCR has announced a definitive agreement to acquire LibertyX, a leading cryptocurrency software provider. Closing is subject to customary closing conditions, including obtaining certain regulatory licensing consents and approvals.

INVESTOR DAY 2021 51

NCR CORPORATION

NCR Adj. EBITDA Growth Composition

ADJ. EBITDA* BY SOURCE


$2.2-2.5B
Upside
~$1.4B
Volume
Inflation
Mix
Productivity & Price
+ 2 ppts
Base CAGR 9-10%
2021E
2026 GOAL

ADJ. EBITDA* BY SEGMENT+


~18%
Margin Rate
Retail
Hospitality
Digital Banking
Self-Service Banking
Payments & Network
Corporate & Elim
~3 ppts Margin Rate Expansion
2021E
2026 GOAL

*See definition in Supplementary Materials.
+See "Notes to Investors" for a description of Estimated Segments

INVESTOR DAY 2021 52

NCR CORPORATION

NCR Retail Financial Goals

Retail

Revenue⁺


Merchant Acq.
$2.2B
$2.0B
~$2.25B
+1-2 ppts
7-8% CAGR
2019
2020
2021E
2026 GOAL

Adj. EBITDA*


$363M
$373M
~$460M
+2-3 ppts
10-12% CAGR
2019
2020
2021E
2026 GOAL

Base Growth Drivers

- Platform lane conversion and resulting higher ARPU*
- Up-sell/cross-sell grows ARPU* even higher over time
- Merchant acquiring
- Self-checkout grows faster than underlying market

Potential Upside

- NCR Emerald run-the-store acceleration
- Retailer cash management
- Kiosk to replace service desk
- Acquisitions to support the above ... like Freshop

*See definition in Supplementary Materials.
⁺See "Notes to Investors" for a description of Estimated Segments

INVESTOR DAY 2021 53

NCR CORPORATION

NCR Hospitality Financial Goals

Hospitality

Revenue⁺


Merchant Acq.
$0.8B
$0.7B
~$0.85B
+1-2 ppts
6-7% CAGR
2019
2020
2021E
2026 GOAL

Adj. EBITDA*


$154M
$122M
~$175M
+1-2 ppts
10-12% CAGR
2019
2020
2021E
2026 GOAL

Base Growth Drivers

- Platform site conversion results in 2x ARPU*. Attaching payments adds another 1x
- Up-sell / cross-sell of increased functionality to enterprise customers
- Payments penetration across legacy SMB customer base

Potential Upside

- Information and back-office functionality
- Digital kitchen penetration
- Acquisitions to support the above or insource distribution

*See definition in Supplementary Materials.
⁺See "Notes to Investors" for a description of Estimated Segments

INVESTOR DAY 2021 54

NCR CORPORATION

NCR Digital Banking Financial Goals

Digital Banking

Revenue⁺


$0.4B
$0.5B
~$0.5B
+3-4 ppts
13-14% CAGR
2019
2020
2021E
2026 GOAL

Adj. EBITDA*


$158M
$165M
~$175M
+1-2 ppts
13-15% CAGR
2019
2020
2021E
2026 GOAL

Base Growth Drivers

- Competitive wins
- Channel Services Platform sales into our existing FI customer base
- Terafina up-sell

Potential Upside

- International offering
- Business consulting practice
- New functionality
- Acquisitions to support the above ... like Terafina

*See definition in Supplementary Materials.
⁺See "Notes to Investors" for a description of Estimated Segments

INVESTOR DAY 2021 55

NCR CORPORATION

NCR Self-Service Banking Financial Goals

Self-Service Banking

Revenue⁺


$3.1B
$2.6B
~$2.65B
+0-1 ppts
3-4% CAGR
2019
2020
2021E
2026 GOAL

Adj. EBITDA*


$662M
$555M
~$615M
+0-1 ppts
3-5% CAGR
2019
2020
2021E
2026 GOAL

Base Growth Drivers

- ATMaaS traction...ARPU* triples over contract life
- Enhanced recycler and kiosk products

Potential Upside

- Insourcing service providers
- Security monitoring solutions
- Acquisitions to support the above
- Acceleration of fleet upgrade

*See definition in Supplementary Materials.
⁺See "Notes to Investors" for a description of Estimated Segments

INVESTOR DAY 2021 56

NCR CORPORATION

NCR Payments & Network Financial Goals

Payments & Network


Revenue+
$1.3B
$1.1B
~$1.15B
+3-4 ppts
12-14% CAGR
2019
2020
2021E
2026 GOAL


Adj. EBITDA*
$371M
$314M
~$400M
+2-3 ppts
12-14% CAGR
2019
2020
2021E
2026 GOAL

Base Growth Drivers

- LibertyX**
- More endpoints
- Surcharge-free network access for online FIs
- Merchant acquiring at Retail and Hospitality

Potential Upside

- Expansion of deposit acceptance capabilities
- Broaden supported transaction types
- LibertyX** outperform
- Acquisitions to support the above

*See definition in Supplementary Materials.
+See "Notes to Investors" for a description of Estimated Segments
**NCR has announced a definitive agreement to acquire LibertyX, a leading cryptocurrency software provider. Closing is subject to customary closing conditions, including obtaining certain regulatory licensing consents and approvals.

INVESTOR DAY 2021 57

NCR CORPORATION

NCR Corporate Financial Goals

Corporate & Other


Revenue+
2021E: $275M
2026 GOAL: ($100M)
~$300M
~($25M)
Adj. EBITDA*
2021E: ($450M)
2026 GOAL: ($800M)
~$60M
~($490M)
~($20M)
Telecom & Technology
Corporate Costs
Elimination of Merchant Acquiring results

*See definition in Supplementary Materials.
+See "Notes to Investors" for a description of Estimated Segments

INVESTOR DAY 2021 58

NCR CORPORATION

Non-GAAP EPS & Free Cash Flow Walk

Non-GAAP EPS* BY SOURCE


~$2.75
Adj. EBITDA* (from pg. 52)
D&A
Tax
Cash Redeployment
+15-19% CAGR
2021E
2026 GOAL

FREE CASH FLOW* 2026


$2.2-2.5B
Capital
Cash Taxes
Working Cap
Interest
Other
~$1B
ADJ. EBITDA*
Free Cash Flow*

*See definition in Supplementary Materials.

INVESTOR DAY 2021 59

NCR CORPORATION

Cash Generation and Redeployment Priorities

FCF Conversion Goals

	2021E	2026
FCF* / ADJ. EBITDA*	35%	40-45%
FCF* / Net Income	120%	100%

How We Achieve

- Improved Working Capital Metrics
- Reduced Interest Expense
- CapEx in-line with D&A
- Cash tax below statutory rates

Redeployment Priorities

1st Reduce leverage to 3.5x – 2.5x

2nd Organic growth through investments

3rd Tuck-in acquisitions

4th Stock repurchase

5th Dividend

Anticipate $1B in annual free cash flow* by 2026

*See definition in Supplementary Materials.

INVESTOR DAY 2021 60

NCR CORPORATION

Debt & Preferred Stock Maturities Status

NCR is in a strong liquidity position…no major refinancing until 2026.

* First "Put" Date Preferred - Current balance sheet value of Series A preferred: $274M


Required U.S. Pension contribution
$1,300M
Revolver
$1,207M
Term
Loan A
$733M
Term
Loan B
Preferred
Shares*
$274M
$500M
5.750%
Notes due
$650M
5.000%
Notes due
$500M
6.125%
Notes due
$1,200M
5.125%
Notes due
$450M
5.250%
Notes due
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

INVESTOR DAY 2021 61

NCR CORPORATION

Business Segments+: Highlighting High Value Assets


60%
2021E
ADJ. EBITDA* MARGIN
Digital
Banking
Self-Service
Banking
Retail
Payments
& Network
Hospitality
0%
0%
2021E-2026 REVENUE+ GROWTH CAGR TARGET
20%

*See definition in Supplementary Materials.
+See "Notes to Investors" for a description of Estimated Segments.

INVESTOR DAY 2021 62

NCR CORPORATION

Business Segments+: Highlighting High Value Assets


60%
2026
ADJ. EBITDA* MARGIN
Digital
Banking
Self-Service
Banking
Retail
Payments
& Network
Hospitality
0%
0%
2021E-2026 REVENUE+ GROWTH CAGR GOAL
20%

*See definition in Supplementary Materials.
+See "Notes to Investors" for a description of Estimated Segments.

INVESTOR DAY 2021 63

NCR CORPORATION

INVESTOR DAY 2021

Conclusion

Mike Hayford

NCR CORPORATION

Investment Thesis

- **Continued execution to drive solid return (15% non-GAAP EPS* growth goal)**
- **Continued transformation to drive rerate of valuation**

EXECUTION	TRANSFORMATION
Topline revenue growth	Transform undervalued assets
Software, services & recurring revenue* growth	Segmentation to better value to market comps
GOAL: 15% non-GAAP EPS* growth	Leverage software platform to increase TAM*
GOAL: $1B in annual FCF* by 2026	Rerate to SaaS multiple

** See definition in Supplementary Materials.*

INVESTOR DAY 2021 65

NCR CORPORATION

INVESTOR DAY 2021

Q&A

NCR CORPORATION

INVESTOR DAY 2021

Supplementary Materials

NCR CORPORATION

NON-GAAP MEASURES

While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results and are not a substitute for their comparable GAAP measures.

FREE CASH FLOW

NCR defines free cash flow as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus restricted cash settlement activity, plus acquisition related items, less the impact from the initial sale of Trade accounts receivables under the agreement entered into during the 3rd quarter of 2021, and plus pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital this is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures, which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have uniform definitions under GAAP and, therefore, NCR's definition may differ from other companies' definitions of these measures.

INVESTOR DAY 2021 68

NCR CORPORATION

NON-GAAP MEASURES

ADJUSTED EBITDA and MARGIN %

NCR believes the Adjusted EBITDA and Adjusted EBITDA margin percentage provides useful information to investors because it is an indicator of strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles and restructuring charges, among others. For this presentation, Adjusted EBITDA is further adjusted to include Cardtronics adjusted EBITDA as reported in the applicable periods presented and eliminates any profit on transactions between the two companies prior to the acquisition on June 21, 2021. NCR uses Adjusted EBITDA to manage and measure the performance of its business segments. NCR also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. Adjusted EBITDA margin percentage is calculated based on Adjusted EBITDA as a percentage of total revenue.

However, with respect to our projection of Adjusted EBITDA and Adjusted EBITDA margin percentage, we are not providing a reconciliation to the respective GAAP measures because we are unable to predict with reasonable certainty the reconciling items that may affect GAAP net income from continuing operations without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures.

INVESTOR DAY 2021 69

NCR CORPORATION

NON-GAAP MEASURES

DILUTED EARNINGS PER SHARE (EPS)

Non-GAAP Diluted Earnings per Share (EPS) is determined by excluding, as applicable, pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, as well as other special items, including amortization of acquisition related intangibles and transformation and restructuring activities, from NCR's GAAP earnings per share. Due to the non-operational nature of these pension and other special items, NCR's management uses this non-GAAP measures to evaluate year-over-year operating performance. NCR believes this measure is useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results.

However, with respect to our projection of Diluted Earnings Per Share, we are not providing a reconciliation to the respective GAAP measures because we are unable to predict with reasonable certainty the reconciling items that may affect GAAP net income from continuing operations without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures.

INVESTOR DAY 2021 70

NCR CORPORATION

GAAP TO NON-GAAP RECONCILIATION

ADJUSTED EBITDA

In millions	2019	2020
Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP)	$614	($7)
Pension Mark-to-Market Adjustments	75	$34
Transformation & Restructuring Costs	58	234
Acquisition-Related Amortization of Intangibles	86	81
Acquisition-Related Costs	3	(6)
Internal reorganization & IP Transfer	(37)	-
Loss on Debt Extinguishment	0	20
Interest Expense	197	218
Interest Income	(4)	(8)
Depreciation and Amortization	232	275
Income Taxes	(273)	(53)
Stock Compensation Expense	107	108
NCR Adjusted EBITDA (non-GAAP)	**$1,058**	**$896**
Cardtronics Adjusted EBITDA (Pre-acquisition)	308	264
NCR sales to Cardtronics	(5)	(9)
Combined Adjusted EBITDA (non-GAAP)	**$1,361**	**$1,151**

INVESTOR DAY 2021 71

NCR CORPORATION

GAAP TO NON-GAAP RECONCILIATION

FREE CASH FLOW

In billions	2026E
Cash provided by Operating Activities	$1.4-1.5
Total capital expenditures	(~0.5-0.6)
Pension contributions	~0.05-0.15
Free Cash Flow	**~$1.0**

INVESTOR DAY 2021 72

NCR CORPORATION

CERTAIN TERMS AND KEY PERFORMANCE INDICATORS (KPIs)

CERTAIN TERMS & KEY PERFORMANCE INDICATORS (KPIs)

Revenue – for this presentation, to provide historical data that is comparable with the on-going business, we have added the revenue of Cardtronics, prior to the acquisition on June 21, 2021, to the historical revenue for NCR and eliminated any revenue on products and services sold by NCR to Cardtronics for those periods presented.

Recurring Revenue – includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, interchange and network revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights.

Elimination of Merchant acquiring payment services revenue and adjusted EBITDA – Effective January 1, 2022, the Company anticipates operating the business under new reportable segments. As part of this change in segment reporting, there are certain revenues and associated costs related to merchant acquired payments that will be reported primarily in the Payments and Networking segment but will also be reported in Retail or Hospitality, based on the customer industry. As a result, these revenues and costs that are reported in 2 segments will be eliminated to reconcile to total company revenue and adjusted EBITDA.

Corporate & Other – includes the revenue and adjusted EBITDA for our Telecom and Technology business and cost and expenses that are corporate related and not specifically attributable to an individual reportable segment.

INVESTOR DAY 2021 73

NCR CORPORATION

CERTAIN TERMS AND KEY PERFORMANCE INDICATORS

CERTAIN TERMS & KEY PERFORMANCE INDICATORS (KPIs)

Allpoint Network Fees – are fees from our Allpoint retail-based surcharge-free network in which financial institutions that participate pay a fixed monthly fee per cardholder and/or fixed fee per transaction so that cardholders gain surcharge-free access to our large network of ATMS.

Annual Recurring Revenue (“ARR”) – Recurring revenue, excluding software license (SWL) sold as a subscription, for last 3 months x 4 plus rolling 4 quarters for term-based SWL arrangements that include customer termination rights.

ATMaas Units – are the number of ATMs traditionally managed by financial institutions (customer) that are now managed as a service by NCR. These could include assets that are owned by NCR, the customer, or a third party.

Average Revenue Per Unit (“ARPU”) – Total revenue/# of units, users, or subscribers.

Endpoints – each access point to the Allpoint Network as well as merchant acquiring terminals.

Hospitality Platform Sites – is subscription-based revenue contracts for hospitality customer locations connected to the NCR Commerce platform.

Interchange Fees – are fees paid to an ATM operator by the cardholder’s financial institution for its customer’s use of an ATM and the connectivity to the applicable EFT network that transmits data between the ATM and the cardholder’s financial institution.

Merchant Acquiring Fees – are fees for services rendered as the Company processes credit and debit card transactions for its merchant customers or for merchant customers of its third-party clients.

INVESTOR DAY 2021 74

NCR CORPORATION

CERTAIN TERMS AND KEY PERFORMANCE INDICATORS

CERTAIN TERMS & KEY PERFORMANCE INDICATORS (KPIs)

Network Processing Fees – are fees from our processing arrangements in which we provide transaction processing services to merchants, financial institutions, and third-party operators.

Payments Sites – are Hospitality Platform sites with payments.

Program and Branding Fees – are fees paid under a bank-branding arrangement where ATMs that are Company-owned and operated are branded with the logo of the branding financial institution.

Retail Platform Lanes – is subscription-based revenue contract for a retail lane connected to the NCR Commerce Platform and is live.

Self-Checkout Revenue – is all revenue streams, which includes hardware, software related, and services for the Self-Checkout product line.

Surcharge Fees – are fees paid by a financial institution’s customers to use an ATM.

TAM – Total Addressable Market

Transactions – are payments processed across the Allpoint and merchant acquiring networks.

Users – are registered or active users of our digital banking customers.

INVESTOR DAY 2021 75

NCR CORPORATION

REVENUE

COMBINED REVENUE

In billions	2019	2020	2021E
NCR Total Revenue (as reported)	$6.9	$6.2	$7.2
Cardtronics Revenue (pre-acquisition)	1.3	1.1	.6
NCR sales to Cardtronics	(.1)	(.1)	(.1)
Revenue	**$8.1**	**$7.2**	**$7.7**

ESTIMATED SEGMENT REVENUE

In billions	2019	2020	2021E
Retail	$2.2	$2.0	$2.3
Hospitality	0.8	0.7	0.8
Digital Banking	0.4	0.5	0.5
Self-Service Banking	3.1	2.6	2.6
Payments & Network	1.3	1.1	1.2
Corporate and Other	0.3	0.3	0.3
Merchant Acquiring Elimination	-	-	-
Revenue	**$8.1**	**$7.2**	**$7.7**

INVESTOR DAY 2021 76

N C R C O R P O R A T I O N ESTIMATED SEGMENTS 77 77 C O M B I N E D A D J U S T E D E B I T D A In millions 2019 2020 Retail $363 $373 Hospitality 154 122 Digital Banking 158 165 Self-Service Banking 662 555 Payments & Network 371 314 Corporate and Other (347) (378) Merchant Acquiring Elimination - - Combined Adjusted EBITDA (non-GAAP) $1,361 $1,151